SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) December 2, 1999
                                                         ----------------


                                  CMERUN, INC.
                          (FORMERLY FUNDAE CORPORATION)
             (Exact name of registrant as specified in its charter)


                                    FLORIDA
       (State  or  other  jurisdiction  of  incorporation  or  organization)


                    0-25359                    65-0877745
           (Commission File Number)  (IRS Employer Identification Number)



                       222 LAKEVIEW AVENUE, SUITE 160-146
                         WEST PALM BEACH, FLORIDA 33401
                    (Address of principal executive offices)

                                 (561) 832-5698
              (Registrant's telephone number, including area code)







ITEM  5.  OTHER  EVENTS
-----------------------

     Management of cmerun, inc. (formerly Fundae Corporation) (the "Company") is in discussions with C Me Run (Alberta), Ltd. and C Me Run Corp. about a potential business combination and no written agreement has been executed and management is unable to predict when an agreement will be executed, if ever. C Me Run (Alberta), Ltd. and C Me Run Corp. are technology infrastructure service and consulting firms based in Belleview, Washington. In anticipation of a possible business combination, the Company changed its name to cmerun, inc. effective December 2, 1999.








                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     CMERUN,  INC.



     By:/s/A.  Rene  Dervaes,  Jr.
        --------------------------
           A.  Rene  Dervaes,  Jr.,  President


Date:  December  9,  1999